                                                                    Exhibit 10.2

                                 LOAN AGREEMENT


     The undersigned, HOMESEEKERS.COM, INCORPORATED, a Nevada corporation (hereinafter called "Borrower") to induce E-HOME.COM, INC. D/B/A HOMEMARK (hereinafter called "Lender") to lend (but only to the extent provided herein and otherwise in accordance with the terms and provisions hereof) sums not exceeding in the aggregate ONE MILLION and 00/100 DOLLARS ($1,000,000.00) (hereinafter called the "Loan"), hereby agree as follows:

     1. LOAN AMOUNT. The principal amount of the Loan shall be a sum not exceeding in the aggregate One Million and 00/100 Dollars ($1,000,000.00). Lender shall make the following advances to the Borrower: $500,000.00 on June 6, 2001 and $500,000.00 on or before June 19, 2001.

     2. LOAN DOCUMENTS. Borrower agrees to execute (and cause to be executed) and deliver to, procure for and deposit with Lender the following (all of which must be in form and substance reasonably acceptable to Lender):

          (a) PROMISSORY NOTE. A Promissory Note (the "Note") executed by Borrower in substantially the form as Exhibit "A" attached hereto and incorporated herein by reference, evidencing the advances pursuant to this Loan, on such terms and bearing such rate of interest as outlined below.

          (i)  Borrower agrees to pay accrued interest on the Maturity Date.

          (ii) Borrower agrees to pay principal on the Maturity Date.

          (iii) Interest shall accrue from the date of the Notes at the rate of eight percent (8%) per annum simple interest.

          (b) SECURITY AGREEMENT. Borrower shall execute and deliver to Lender Security Agreements securing the payment of the Notes and Loan in substantially the form as Exhibit "B" attached hereto and incorporated herein by reference.

          (c) OTHER DOCUMENTS. Borrower shall execute such other documents and instruments as Lender may reasonably require:

               (i) to evidence the status, organization or authority of Borrower to enter into, consummate and secure the Loan;

               (ii) to evidence the existence and perfection of a security interest in the collateral.


LOAN AGREEMENT - PAGE 1

     3. NOTICE. Any notice or demand required or permitted to be given in connection with the Loan shall be deemed to have been given, delivered and received (whether actually received or not) five (5) days after deposited in any official depository under the regular care and custody of the United States Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the respective parties as follows:

          If to Lender:            E-Home.com, Inc. d/b/a Homemark
                                   17826 Davenport Road, Suite B
                                   Dallas, Texas 75252
                                   Fax: (972) 713-0291

          If to Borrower:          Homeseekers.com Incorporated
                                   6490 S. McCarran Blvd., Suite D-28
                                   Reno, Nevada 89509
                                   Fax: (775) 827-8182

Upon Borrower's compliance with the provisions of Paragraph 2 of this Loan Agreement, Lender shall advance and disburse the first advance of $500,000.00 under Loan.

     4. APPLICATION OF PROCEEDS. Application of the June 6, 2001 advance shall be restricted to meeting the payroll obligations of Borrower for the payroll due to employees on or about June 6, 2001.

     5. MATURITY. All principal and interest under the Note for the June 6, 2001 advance shall be due and payable September 30, 2001 and all principal and interest under the Note for the June 19, 2001 advance shall be immediately due and payable on or before December 31, 2001.

     6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower warrants, represents, covenants, and agrees as follows:

          (a) Borrower will permit Lender or Lender's representatives at any and all times, to inspect and examine and copy all of Borrower's books and records relating to the Loan and Notes.

          (b) Borrower may not assign or otherwise transfer this Loan Agreement or any right hereunder, and this Loan Agreement shall be binding upon Borrower and the representatives and successors of Borrower.

          (c) Borrower shall use its best efforts to protect and preserve the fiscal integrity of the collateral for this loan and will not do or suffer to be done any act whereby the value of any part of the collateral may be lessened.


LOAN AGREEMENT - PAGE 2

     7. SAVINGS CLAUSE. All agreements between Borrower and Lender, whether now existing or hereafter arising, are expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Loan Agreement or advancement of the Loan proceeds, acceleration of maturity of the Loan, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Loan, exceed the maximum permissible under applicable law. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the full stated term thereof. The terms and provisions of this Paragraph shall control every other provision of all agreements between Borrower and Lender.

     8. SURVIVAL. All agreements, representations and warranties made in this Loan Agreement and in any other collateral documents evidencing or securing payment of the Note or in any way related thereto shall survive the making of any and all advances hereunder.

     This Loan Agreement is entered into at Reno, Nevada, effective on the 6th day of June, 2001.

                                   BORROWER:

                                   HOMESEEKERS.COM, INCORPORATED
                                   a Nevada corporation


                                   By: /s/ John Giaimo
                                      ------------------------------------------
                                   Printed Name: John Giaimo
                                                --------------------------------
                                   Title: CEO
                                         ---------------------------------------


                                   LENDER:

                                   E-HOME.COM, INC. D/B/A HOMEMARK
                                   a Texas corporation


                                   By: /s/ Joseph B. Harker
                                      ------------------------------------------
                                   Printed Name: Joseph B. Harker
                                                --------------------------------
                                   Title: CEO
                                         ---------------------------------------


LOAN AGREEMENT - PAGE 3

                                                                       EXHIBIT A

                                 PROMISSORY NOTE


$500,000.00                      Dallas, Texas                      June 6, 2001


          FOR VALUE RECEIVED, the undersigned, HOMESEEKERS.COM, INCORPORATED, a Nevada corporation ("Maker"), hereby unconditionally promises to pay to the order of E-HOME.COM, INC. D/B/A HOMEMARK, a Texas corporation ("Payee"), at such address holder hereof may designate in writing to Maker, the principal sum of FIVE HUNDRED THOUSAND AND NO/100S DOLLARS ($500,000.00), bearing simple interest at the rate of eight percent (8%) per annum on any and all amounts from time to time remaining unpaid hereon from the date hereof until maturity, howsoever such maturity may be brought about.

          This Note shall be due and payable as follows: all principal and accrued but unpaid interest shall be due and payable in full in one (1) installment on or before September 30, 2001.

          Payments of principal and interest shall be made in legal and lawful money of the United States of America at the address of Payee.

          It is the intention of Maker and Payee to conform strictly to the usury laws in force in the State of Texas and the United States of America. It is therefore agreed that (i) in the event that the maturity hereof is accelerated by reason of an election by Payee, or if the same is prepaid prior to maturity, all unearned interest, if any, shall be cancelled automatically, or if theretofore paid, shall either be refunded to Maker or credited on the unpaid principal amount of the Note, whichever remedy is chosen by Payee, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum rate of interest, which Payee may charge Maker under applicable law and in regard to which Maker may not successfully assert the claim or defense of usury and (iii) if any excess interest is provided for, it shall be deemed a mistake and the same shall either be refunded to Maker or credited on the unpaid principal amount hereof, and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum non-usurious rate and amount of interest allowed by applicable law. All sums paid or agreed to be paid to the holder or holders hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the full extent permitted by applicable law, be amortized, prorated, allocated and spread through the fullest term of this Note.

          If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or other day on which Payee is not open for business in Dallas, Texas such payment shall be made on the next business day on which Payee is open for business.

          In the event of default in the payment of any installment of principal when due hereunder, or upon the occurrence of any event of default under the Security Agreement executed in connection herewith or any document or instrument executed as security for this Note or otherwise in connection herewith, Payee may declare the entirety of this Note, immediately due and payable, and failure on the part of Payee to exercise said option and/or any other of its options, rights and/or remedies shall not constitute a waiver on the part of Payee to exercise the same at any other time.

          Time is of the essence with respect to this Note.

          If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate, bankruptcy or other proceedings, or if suit is brought on this Note, Maker promises to pay to Payee reasonable attorneys' fees in addition to all other amounts owing hereunder.

          The indebtedness evidenced by this Note is secured by a certain Security Agreement ("Security Agreement") of even date herewith, executed by Maker in favor of Payee . The terms and conditions of the Security Agreement are incorporated herein by reference.

          This Note shall be governed and construed in accordance with the laws of the State of Texas, and, when and where applicable, the laws of the United States of America. In the event any one or more provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby.

          EXECUTED AND EFFECTIVE the day and year first written above.




                                        MAKER:

                                        HOMESEEKERS.COM, INCORPORATED
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                                                                       EXHIBIT B

                   SECURITY AGREEMENT AND FINANCING STATEMENT


          This SECURITY AGREEMENT AND FINANCING STATEMENT (the "Security Agreement"), is executed to be effective as of the 6th day of June, 2001, by and between E-HOME.COM, INC. D/B/A HOMEMARK, a Texas corporation (hereinafter referred to as the "Secured Party"), and HOMESEEKERS.COM, INCORPORATED, a Nevada corporation (hereinafter referred to as the "Secured Party").

                                P R E M I S E S:

     WHEREAS, Debtor has requested that Secured Party extend credit to and loan Debtor pursuant to a Loan Agreement the amount of $500,000 (the "Indebtedness"); and

     WHEREAS, Secured Party is willing to extend credit to Debtor and make the loan upon the terms and conditions as may be agreed and set forth from time to time (hereinafter together with any and all amendments, modifications and supplements thereto and thereof this arrangement is referred to as the "Credit Agreement");

     WHEREAS, Debtor will benefit materially from Secured Party's extension of credit as contemplated by the Credit Agreement; and

     WHEREAS, the Credit Agreement requires, among other things, as a condition to the effectiveness thereof that this Security Agreement be in effect, pursuant to which Debtor, shall grant Creditor a security interest in certain properties of Debtor.

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged and confessed, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The capitalized terms used herein shall have the meanings respectively ascribed to each of said terms hereinbelow:

          "COLLATERAL" shall mean the Security and all other personal property of Debtor in which Secured Party otherwise has a security interest.

          "CREDIT AGREEMENT" shall have the meaning ascribed to it in the opening recitals hereof.

          "DEBTOR" shall have the meaning ascribed to it in the opening recitals hereof.


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 1

          "DOCUMENTS" shall mean all documents, instruments and chattel paper of every nature, whether now existing or hereafter acquired or created, and shall include, in any event, all documents within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction.

          "EVENT OF DEFAULT" shall have the meaning ascribed to it in SECTION 14(e) of this Security Agreement.

          "INSURANCE POLICIES" shall mean all policies of insurance of every kind and nature, whether the same are presently existing or are hereafter acquired, including, without limitation, all claims or rights to payment and proceeds heretofore or hereafter arising from such policies with respect to any of the Collateral.

          "LOAN DOCUMENTS" shall mean invoices, statements of account, work orders, this Security Agreement and any and all other documents and instruments related thereto or executed as security for the indebtedness governed thereby or otherwise in connection therewith, as each of said documents and instruments may be amended, modified or supplemented from time to time.

          "PROCEEDS" shall mean (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor, from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and (iv) shall include, in any event, all proceeds within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction.

          "RECORDS" shall mean all books, correspondence, credit files, records and other documents, whether presently existing or hereafter acquired or created, including, without limitation, all computer programs, computer tapes, cards, and other paper and documents in the possession or control of Debtor or in the possession or control of any affiliate or computer service bureau relating specifically to the Collateral.

          "SECURED OBLIGATIONS" shall have the meaning ascribed to it in SECTION 2 of this Security Agreement; it being expressly agreed and understood that without in any way whatsoever limiting the generality of such definition contained in said SECTION 2, Secured Obligations shall include, as of any date,
(i) the unpaid principal of and accrued interest on the Indebtedness governed by the Credit Agreement and (ii) expenses and charges (including, without limitation, indemnification or reimbursement obligation and attorneys' fees) arising under the Credit Agreement, this Security Agreement and/or any other of the Loan Documents.

          "SECURED PARTY" shall have the meaning ascribed to it in the opening recitals hereof.


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 2

          "SECURITY" has the meaning assigned in SECTION 2 of this Security Agreement.

     2. GRANT OF SECURITY INTEREST. As security for the prompt and complete payment, performance and discharge of all indebtedness and covenants, conditions, agreements and other obligations of Debtor to Secured Party (hereinafter collectively called the "Secured Obligations"), including, but not limited to, all such indebtedness (including principal, interest and expenses and costs), covenants, conditions, agreements and other obligations under or by reason of the Indebtedness, the Credit Agreement, this Security Agreement and/or any and all other Loan Documents or obligations of Debtor to Secured Party, Debtor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in the following: (all of which are hereinafter collectively called the "Security"):

          (a)  all Personal Property of Debtor wherever located.

          (b)  all Documents;

          (c)  all Insurance Policies;

          (d) all additions, accessions, accessories, enlargements, substitutions and replacements to and of each and every of the foregoing; and

          (e)  all Proceeds and products of any and/or all of the foregoing.


     3. REPRESENTATIONS AND WARRANTIES. Debtor does hereby warrant and represent to Secured Party as follows:

          (a) Debtor has full power and authority to enter into this Security Agreement and to grant to Secured Party the assignments, liens, pledges and security interests contained herein;

          (b) Debtor is, or in the case only of items hereinafter acquired comprising part of the Collateral will be, the legal and equitable owner of each item of Collateral;

          (c) The security interest granted by this Security Agreement will be, subject to prior security interests, liens, charges, right of setoff, restriction, charge, and many of such items has been previously assigned, pledged, or otherwise encumbered by the granting of a security interest in favor of other parties, all of which Secured Party acknowledges and accepts;

          (d) None of the Collateral is affixed to nor will become affixed to real estate nor is any of the Collateral a fixture nor will any of the Collateral become a fixture.


     4. FUTURE ASSURANCES. Debtor agrees to execute and deliver, immediately upon the request of Secured Party, all such further assurances, assignments, financing statements and


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 3 other documents and writings and to do all such further acts and things as Secured Party may from time to time require to protect, assure defend and/or enforce its interests, rights and remedies created by, provided in or emanating from this Security Agreement and to collect the Collateral, all at Debtor's sole cost and expense.

     5. LOCATIONS. Without the express prior written consent of Secured Party, Debtor shall not remove any item comprising the security outside the states in which they are located.

     6. USE. Debtor hereby agrees that it shall not misuse, abuse, waste or allow to deteriorate, except for the ordinary wear and tear of its intended primary use, if applicable, any item compromising the Collateral nor allow or permit the same to be misused, abused, wasted or to deteriorate, except for the ordinary wear and tear of its intended primary use, if applicable. Nor shall Debtor use any item comprising the Collateral, or permit the use thereof, in violation of any applicable law nor of any term or provision of the Credit Agreement. Debtor further agrees that it shall not permit the Collateral to become attached to any real property or to become a fixture.

     7. INSURANCE. Debtor shall insure the Collateral with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require. All insurance policies shall name Secured Party as its interests may appear as loss payee and such policies evidencing same shall be furnished to Secured Party. All insurance policies shall provide for written notice to Secured Party at least thirty (30) days prior to cancellation.

     8. PARTIES LIABLE ON COLLATERAL. Debtor will preserve the liability of all account debtors and other persons liable with respect to any of the collateral and will preserve the priority of all security therefor. Secured Party shall have no duty to preserve such liability or security, but may do so at the expense of Debtor.

     9. OTHER ENCUMBRANCES. Except as otherwise acknowledge by Secured Party that prior security interests exist on much of the Collateral, Debtor shall attempt to maintain the Collateral free from any security interest, lien, charge, encumbrance or other charge adverse to Secured Party, whether superior or inferior, and shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party.

     10. DISCHARGE OF TAXES, LIENS, ETC. BY SECURED PARTY. At its sole option, Secured Party may discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on any item comprising the Collateral, may pay for insurance thereon and may pay for the maintenance and preservation thereof, and Debtor agrees to reimburse Secured Party pursuant to the foregoing authorization, plus interest thereon at the rate specified in Section 12 of this Security Agreement.

     11. POWER OF ATTORNEY. Debtor hereby appoints Secured Party as its agent and attorney-in-fact with full power in Debtor's name and behalf to do each and every act and thing which Debtor may or is required to do under this Agreement; however, Secured Party shall in no event be required to take any action whatsoever hereunder. Without limiting the generality of the foregoing, Secured Party may execute, sign, endorse, transfer or deliver in the name of


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 4

Debtor or otherwise notes, checks, drafts and/or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents appropriate to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

     12.  SECURED PARTY'S RIGHTS AND REMEDIES.

          (a) (i) Secured Party may at any time, notify any one or more of the account debtors of Debtor and other persons whose obligations to Debtor have been assigned, or in which Secured Party is granted a security interest, hereunder and any other party Secured Party deems appropriate of this Security Agreement, of the security interests and assignments contained herein, and that payments under such obligations or in respect thereof shall be made directly to Secured Party and/or to a lock box designated by Secured Party. If requested by Secured Party, debtor will so notify such account debtors and other persons. Secured Party may in its own name or in the name of Debtor communicate with such account debtors and other persons.

          Secured Party shall also have the right at any time to collect any money or property attributable to the interests of Debtor in the Collateral and to enforce, whether judicially or non-judicially, any and all of Debtor's rights and remedies respecting such money or property and to apply the same and/or the proceeds thereof as security for or in reduction of the Secured Obligations. The foregoing notwithstanding and without in any way limiting the generality of the provisions of this Security Agreement, Debtor and Secured Party agree that Secured Party shall not be liable in the collection of any such money or property, except that Secured Party shall be obligated to apply the same as and when received for the account of Debtor and/or as security for or in reduction of the Secured Obligations, and it shall not be obligatory upon Secured Party to file suit or take other action to enforce any rights of Debtor hereby assigned or in which Secured Party is granted a security interest hereunder, unless Secured Party is requested so to do by Debtor and unless and until Secured Party is, to its satisfaction, indemnified by Debtor against costs of court, attorney's fees, other expenses of collection and any and all other exposure of Secured Party in connection therewith. If pursuant to the terms hereof Secured Party obtains possession of any property, including money, and the same is held as security for the Secured Obligations, same shall be deemed part of the Collateral and subject to the terms hereof.

               (ii) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from all other funds of Debtor and shall, forthwith upon receipt by Debtor, be turned over to the Secured Party, in the same form as received by Debtor (duly endorsed to Secured Party, if appropriate), and Secured Party shall apply the same as security for, or in reduction of, the Secured Obligations. Debtor further agrees that upon the request of Secured Party, Debtor will deposit, immediately upon receipt and in the form received, and properly endorsed all payments received on the Collateral in a special account with and designated by Secured Party. Any funds in such account shall be applied by Secured Party as security for, or in reduction of, the Secured Obligations.


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 5

          (b) Upon the occurrence of an Event of Default and at any time thereafter, Secured Party, without in any way whatsoever waiving such Event of Default, may, at its sole option, take possession of any one or more items comprising the Collateral (of which it does not previously have possession) and have, hold, manage, lease, and/or operate, the same on such terms and for such period of time as Secured Party may deem proper; and further may collect and receive all rents, issues, products, proceeds and profits therefrom, with full power to make from time to time all alterations, renovations, repairs and replacements thereto and thereof as may seem appropriate to Secured Party, and to apply such rents, issues, products, proceeds and profits to the payment of
(1) the cost of all such alterations, renovations, repairs and replacements and expenses incident to taking and retaining possession of such one or more items of Security and the management and operation thereof and/or the discharge of all taxes, charges, claims, assessments and any other encumbrances which may exist thereon and the cost of keeping said property insured together with interest thereon at the lesser of eighteen percent (18%) or the highest nonusurious rate of interest allowed by applicable law or (2) the Secured Obligations together with all costs and attorneys fees, all in such order of priority as to any of such items as Secured Party in its discretion may determine, any statute, law, custom or use to the contrary notwithstanding.

          (c) Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located and all rights and remedies which Secured Party may have pursuant to the terms of the Credit Agreement. Without limiting the generality of the foregoing, Debtor hereby expressly agrees that in any such event, Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and/or realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral, or any part thereof, (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon such public sale or sales, and to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right is hereby expressly waived and released. Debtor further agrees, at the request of Secured Party, to assemble the Collateral, and to make it available to Secured Party at places which Secured Party shall reasonably select, whether at Debtor's premises or elsewhere. Secured Party shall apply the net proceeds, if any, of any such collection, recovery, receipt, appropriation, realization or sale, to the payment of the Secured Obligations. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Debtor agrees that Secured Party need not give more than 10 days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at its address determined pursuant to SECTION 14 hereof) of the time and place of any public sale or of the time after which


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 6 a private sale may take place and that such notice is reasonable notification of such matters; provided however, no notification need be given to Debtor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. Secured Party shall not be liable for any depreciation in the value of the Collateral or any part thereof.

          (d) Debtor hereby expressly waives grace, notice, demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration and all other notice of any kind whatsoever, in connection with this Security Agreement and the Collateral, or any part thereof, to the fullest extent permitted by applicable law.

          (e) The following events, acts or occurrences shall constitute "Events of Default" hereunder:

               (i) The Debtor shall default in the payment of its obligations to Secured Party pursuant to the Credit Agreement; or

               (ii) The Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under the Credit Agreement; or

               (iii) The Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder (and not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) days after the earlier of the date on which (a) the Debtor knows or reasonably should have known thereof, or (b) the Secured Party has given the Debtor notice thereof; or

               (iv) Either (a) the Debtor or any of its Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankruptcy or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment or, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; or (b) an order for relief is entered against the Debtor or any of its Subsidiaries; or (c) corporate action shall be taken by the Debtor or any of its Subsidiaries for the purpose of effectuating any of the foregoing; or

               (v) Involuntary proceedings or an involuntary petition shall be commenced or filed against the Debtor or any of its Subsidiaries under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of the Debtor or any of its Subsidiaries or the appointment of a receiver, trustee, custodian or liquidator for the Debtor or


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 7 any of its Subsidiaries or of a substantial part of the property, assets or business of the Debtor or any of its Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property assets or business of the Debtor or any of its Subsidiaries, and such proceedings or petition shall not be dismissed or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty (30) days after commencement, filing or levy, as the case may be; or

     13. NOTICES. Except where telephone instructions or notices are authorized hereby to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by courier (with messenger delivery specified in the case of a telegram), nationally recognized overnight delivery service, or by telecopier. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

          If to Secured Party:          E-Home.com, Inc. d/b/a Homemark
                                        17826 Davenport Road, Suite B
                                        Dallas, Texas 75252
                                        Fax: (972) 713-0291

          If to Debtor:                 Homeseekers.com, Incorporated
                                        6490 S. McCarran Blvd., Suite D-28
                                        Reno, Nevada 89509
                                        Fax: (775) 827-8182

     All written notices, demands, instructions and other communications hereunder shall be deemed to have been given and received (i) if mailed, four Business Days after deposit with the United States Postal Service in the manner set forth above or when receipted for at the address set forth above for the Person to whom it is sent, whichever is earlier or (ii) if given by any other method, when received.

     14. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15. NO WAIVER; CUMULATIVE REMEDIES. Secured Party shall not by any act, delay, omission, indulgence, release of security, release of any person (including any endorser, guarantor or surety), or otherwise be deemed to have waived any of its rights or remedies hereunder or available to Secured Party at law or equity or otherwise, and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 8 construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege or at law hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, remedies, powers and recourses hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights, remedies, powers and recourses provided by law or elsewhere granted to Secured Party, such that this Security Agreement is made and accepted without prejudice to any of the rights remedies, powers and recourses possessed by Secured Party. Further, the right of Secured Party to collect the indebtedness secured hereby and to enforce any other security therefor may be exercised by Secured Party either prior to, simultaneous with, or subsequent to any action taken by it hereunder.

     16. WAIVERS; AMENDMENTS. None of the terms and provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

     17. LIMITATION BY LAW. All rights, remedies, powers and resources provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all such provisions are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

     18. WAIVER OF MARSHALLING. All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

     19. SECURITY AGREEMENT AS FINANCING STATEMENT. Secured Party is authorized to file this Security Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

     20.  NOTICE OF CHANGES, ETC. Debtor will notify Secured Party immediately
(i) of any material change in the Collateral, (ii) of a change in Debtor's chief place of business and (iii) of the occurrence of any Event of Default.

     21. SUCCESSORS AND ASSIGNS. Secured Party may assign this Security Agreement and its rights hereunder and/or the indebtedness secured hereby from time to time. Further, this Security Agreement shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns; provided, however, (i) that the foregoing shall not imply or be construed to imply that Debtor may dispose of any item comprising the Collateral except as specifically allowed in the Credit Agreement and (ii) that nothing contained herein, the Credit Agreement, any other of the Loan Documents or elsewhere is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of any of the foregoing documents or the Collateral or any part thereof.


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 9

     22. APPLICABLE LAW. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas in force at the date of this instrument, except as required by mandatory provisions of law and except to the extent that remedies provided under the laws of any state other than Texas are governed by the laws of such state.

     23. GENDER. Where appropriate, the use of one gender shall be construed as the others or any of them; and the singular number shall be construed to include the plural and vice versa.

     24. COUNTERPARTS. This Security Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such counterparts shall constitute but one and the same instrument.


     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement and Financing Statement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                        DEBTOR:

                                        HOMESEEKERS.COM,  INCORPORATED
                                        a Nevada company


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        SECURED PARTY:

                                        E-HOME.COM, INC. D/B/A HOMEMARK
                                        a Texas corporation


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


SECURITY AGREEMENT AND FINANCING STATEMENT - Page 10